SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Report of Foreign Issuer
Pursuant to Rule 13 or 15(d) of
the Securities Exchange Act of 1934

For the month of: November 11, 2004	Commission File Number: 1-31402

CAE INC.

(Name of Registrant)

2025 Logistics Drive
Mississauga, Ontario
Canada L5S 1Z9
(Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 SALE OF MARINE CONTROLS UNIT
SIGNATURES
EXHIBIT INDEX
Material Change Report
Press Release
Purchase and Sale Agreement

Item 2.02     SALE OF MARINE CONTROLS UNIT

On November 1, 2004, CAE Inc. issued a press release announcing it had signed a purchase and sale agreement with L-3 Communications Corporation to sell its Marine Controls unit, attached hereto as exhibit 99.1 and furnished according to this item.

(c)	Exhibits

99.	Material Change Report
99.1	Press Release of CAE Inc., dated November 1, 2004
99.2	Purchase and Sale Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAE Inc.

Date: November 11, 2004	By:	/s/ Hartland Paterson Name: Hartland Paterson Title: Vice President Legal, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99	Material Change Report
99.1	Press Release of CAE Inc., dated November 1
99.2	Purchase and Sale Agreement